Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 30 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of March 31, 2014, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $3,296,191 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 29 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$1,342,731,736
Aggregate Outstanding Principal Balance – Treasury Bill	$143,938,649
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	10.72%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$1,198,793,087
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	89.28%
Number of Borrowers	49,516
Average Outstanding Principal Balance Per Borrower	$27,117
Number of Loans	84,048
Average Outstanding Principal Balance Per Loan – Treasury Bill	$22,097
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$15,462
Weighted Average Remaining Term to Scheduled Maturity	200 months
Weighted Average Annual Interest Rate	4.80%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.13% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	12,896	$204,428,182	15.2%
3.01% to 3.50%	14,957	211,196,267	15.7
3.51% to 4.00%	13,022	209,109,979	15.6
4.01% to 4.50%	18,310	243,048,079	18.1
4.51% to 5.00%	6,331	92,198,568	6.9
5.01% to 5.50%	1,548	28,863,257	2.1
5.51% to 6.00%	1,561	30,053,237	2.2
6.01% to 6.50%	2,143	39,609,349	2.9
6.51% to 7.00%	3,289	57,073,620	4.3
7.01% to 7.50%	1,014	22,303,693	1.7
7.51% to 8.00%	2,925	62,634,217	4.7
8.01% to 8.50%	2,706	58,320,718	4.3
Equal to or greater than 8.51%	3,346	83,892,570	6.2

Total	84,048	$1,342,731,736	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	8,076	$24,379,133	1.8%
$5,000.00-$9,999.99	8,595	61,009,017	4.5
$10,000.00-$14,999.99	7,210	89,875,268	6.7
$15,000.00-$19,999.99	5,350	92,784,947	6.9
$20,000.00-$24,999.99	3,612	80,708,740	6.0
$25,000.00-$29,999.99	2,886	79,131,197	5.9
$30,000.00-$34,999.99	2,241	72,648,445	5.4
$35,000.00-$39,999.99	1,694	63,335,454	4.7
$40,000.00-$44,999.99	1,396	59,239,607	4.4
$45,000.00-$49,999.99	1,154	54,716,704	4.1
$50,000.00-$54,999.99	938	49,257,696	3.7
$55,000.00-$59,999.99	863	49,553,565	3.7
$60,000.00-$64,999.99	703	43,886,607	3.3
$65,000.00-$69,999.99	588	39,659,889	3.0
$70,000.00-$74,999.99	458	33,175,160	2.5
$75,000.00-$79,999.99	431	33,376,611	2.5
$80,000.00-$84,999.99	381	31,424,985	2.3
$85,000.00-$89,999.99	342	29,909,510	2.2
$90,000.00-$94,999.99	267	24,660,879	1.8
$95,000.00-$99,999.99	254	24,760,080	1.8
$100,000.00 and above	2,077	305,238,243	22.7

Total	49,516	$1,342,731,736	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	79,806	$1,256,100,990	93.5%
31-60 days	1,648	30,638,030	2.3
61-90 days	737	15,506,440	1.2
91-120 days	400	7,476,839	0.6
121-150 days	334	8,180,835	0.6
151-180 days	228	4,550,062	0.3
181-210 days	160	4,072,202	0.3
Greater than 210 days	735	16,206,338	1.2

Total	84,048	$1,342,731,736	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	112	$85,768	*
4 to12	563	758,672	0.1%
13 to 24	1,801	3,461,721	0.3
25 to 36	1,600	5,669,197	0.4
37 to 48	2,799	11,782,050	0.9
49 to 60	9,444	34,596,765	2.6
61 to 72	3,875	20,749,431	1.5
73 to 84	3,150	22,220,377	1.7
85 to 96	3,072	25,337,285	1.9
97 to 108	3,968	37,789,577	2.8
109 to 120	9,909	88,260,350	6.6
121 to 132	5,699	82,003,800	6.1
133 to 144	3,907	61,300,178	4.6
145 to 156	2,850	45,963,178	3.4
157 to 168	3,065	50,363,324	3.8
169 to 180	5,831	92,736,826	6.9
181 to 192	2,725	50,405,288	3.8
193 to 204	1,865	37,913,533	2.8
205 to 216	1,521	34,036,867	2.5
217 to 228	1,854	48,692,124	3.6
229 to 240	4,919	147,226,907	11.0
241 to 252	2,072	70,005,931	5.2
253 to 264	1,395	53,556,569	4.0
265 to 276	1,455	64,644,893	4.8
277 to 288	1,108	52,103,042	3.9
289 to 300	1,211	59,312,944	4.4
301 to 312	817	44,354,827	3.3
313 to 324	390	23,562,301	1.8
325 to 336	269	16,048,505	1.2
337 to 348	228	14,102,223	1.1
349 to 360	316	22,888,432	1.7
361 and above	258	20,798,852	1.5

Total	84,048	$1,342,731,736	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	5,244	$93,859,676	7.0%
Forbearance	5,471	134,772,238	10.0
Repayment
First year in repayment	1,350	42,436,516	3.2
Second year in repayment	1,203	38,411,849	2.9
Third year in repayment	1,622	44,987,942	3.4
More than 3 years in repayment	69,158	988,263,515	73.6

Total	84,048	$1,342,731,736	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 94.0 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	13.6	-	220.9
Forbearance	-	3.6	228.7
Repayment	-	-	194.6

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $93,859,676 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $46,707,236 or approximately 49.8% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	438	$7,298,056	0.5%
Alaska	156	2,389,159	0.2
Arizona	1,735	31,661,602	2.4
Arkansas	297	4,954,264	0.4
California	8,898	161,380,583	12.0
Colorado	1,587	26,281,747	2.0
Connecticut	1,044	14,798,275	1.1
Delaware	150	3,237,174	0.2
District of Columbia	332	5,667,745	0.4
Florida	12,807	176,721,921	13.2
Georgia	2,145	36,137,201	2.7
Hawaii	308	5,136,389	0.4
Idaho	294	4,415,315	0.3
Illinois	2,491	37,137,105	2.8
Indiana	1,645	23,698,124	1.8
Iowa	540	6,989,922	0.5
Kansas	1,582	22,574,981	1.7
Kentucky	501	7,218,168	0.5
Louisiana	1,273	22,197,965	1.7
Maine	168	2,223,026	0.2
Maryland	1,619	29,751,511	2.2
Massachusetts	2,169	30,118,441	2.2
Michigan	1,304	23,382,705	1.7
Minnesota	1,396	20,781,679	1.5
Mississippi	357	6,807,476	0.5
Missouri	1,962	29,476,508	2.2
Montana	180	3,162,516	0.2
Nebraska	235	3,515,654	0.3
Nevada	530	9,898,550	0.7
New Hampshire	335	4,605,292	0.3
New Jersey	1,945	31,378,713	2.3
New Mexico	287	4,365,735	0.3
New York	5,453	82,886,595	6.2
North Carolina	1,604	25,323,199	1.9
North Dakota	90	1,303,023	0.1
Ohio	7,280	125,240,596	9.3
Oklahoma	983	16,280,153	1.2
Oregon	1,415	24,048,391	1.8
Pennsylvania	1,919	31,357,555	2.3
Rhode Island	158	2,579,854	0.2
South Carolina	540	10,063,197	0.7
South Dakota	103	1,902,589	0.1
Tennessee	995	18,213,676	1.4
Texas	5,458	88,293,496	6.6
Utah	329	6,993,440	0.5
Vermont	103	1,570,817	0.1
Virginia	2,062	32,089,070	2.4
Washington	3,101	46,745,241	3.5
West Virginia	274	3,838,025	0.3
Wisconsin	682	9,567,051	0.7
Wyoming	88	1,285,939	0.1
Other	701	13,786,328	1.0

Total	84,048	$1,342,731,736	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	49,272	$635,737,919	47.3%
Other Repayment Options(1)	34,776	706,993,818	52.7

Total	84,048	$1,342,731,736	100.0%
(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 2,298 loans with an aggregate outstanding principal balance of $70,703,218 currently in an interest-only period.  These interest-only loans represent approximately 5.3% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	41,280	$576,764,357	43.0%
Unsubsidized	42,768	765,967,379	57.0

Total	84,048	$1,342,731,736	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	1,922	$42,945,957	3.2%
October 1, 1993 through June 30, 2006	82,126	1,299,785,779	96.8
July 1, 2006 and later	0	0	0.0

Total	84,048	$1,342,731,736	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,610	$31,124,808	2.3%
College Assist	69	1,310,187	0.1
Educational Credit Management Corporation	1,501	27,405,104	2.0
Florida Office Of Student Financial Assistance	14,579	176,195,934	13.1
Great Lakes Higher Education Corporation	1,607	28,093,842	2.1
Illinois Student Assistance Commission	2,045	27,994,446	2.1
Kentucky Higher Education Assistance Authority	337	4,511,939	0.3
Louisiana Office Of Student Financial Assistance	438	6,326,568	0.5
Michigan Guaranty Agency	840	11,614,394	0.9
Montana Guaranteed Student Loan Program	4	28,825	*
Nebraska National Student Loan Program	27	466,897	*
New Jersey Higher Education Student Assistance Authority	4,148	52,622,965	3.9
New York State Higher Education Services Corporation	8,827	123,756,408	9.2
Northwest Education Loan Association	6,168	82,357,289	6.1
Oklahoma Guaranteed Student Loan Program	698	10,377,435	0.8
Pennsylvania Higher Education Assistance Agency	5,783	84,214,097	6.3
Student Loan Guarantee Foundation of Arkansas	178	2,504,101	0.2
Tennessee Student Assistance Corporation	639	8,736,748	0.7
Texas Guaranteed Student Loan Corporation	5,165	80,478,557	6.0
United Student Aid Funds, Inc.	28,385	582,611,194	43.4
Total	84,048	$1,342,731,736	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

SIGNIFICANT GUARANTOR
INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the Significant Guarantors and/or from the Department of Education.  None of the depositor, SLM ECFC, the servicer, their affiliates or the remarketing agent has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency).

The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2013, USA Funds held net assets on behalf of the federal reserve fund of approximately $193 million. Through September 30, 2013, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $61.6 billion.  Also, as of September 30, 2013, USA Funds had operating fund assets totaling almost $1.2 billion, which includes the $193 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash assets, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	0.380%	0.400%	0.394%	0.354%	0.313%

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	36.19%	32.90%	32.17%	31.82%	30.55%

USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows:

	Loss Rate
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	4.48%	4.66%	4.71%	4.73%	4.74%

In addition, USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are

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rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	1.92%	1.69%	1.69%	1.58%	1.41%

USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.